UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures provided in Item 2.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 1, 2021 (the “Effective Date”), Minim, Inc. (the “Company”) and its wholly-owned subsidiary Zoom Connectivity, Inc., entered into the First Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank (“SVB”).

The Amendment, among other things, (i) increased the minimum interest rate per month from $14,000 to $20,000, (ii) includes a new financial covenant of the Company to maintain certain levels of minimum adjusted EBITDA, which is tested on the last day of each calendar quarter and measured for the trailing 3-month period ending on the last day of each quarter; (iii) increases the aggregate amount available under the revolving credit line from $12 million to $25 million; and (iv) extends maturity date to November 1, 2023.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bonus Payments

On October 29, 2021, the Board of Directors (the “Board”) of Minim, Inc. (the “Company”) approved a cash bonus payment to the following Company officers for the Company’s performance in the third quarter of 2021:

Name	Title	Amount
Gray Chynoweth	Chief Executive Officer	$11,799.00
Sean Doherty	Chief Financial Officer	$7,079.40
John Lauten	Chief Operating Officer	$8,949.25
Nichole Zheng	President and Chief Marketing Officer	$10,029.15

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures provided in Item 2.03 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	First Amendment to Loan and Security Agreement, dated as of November 1, 2021, by and among Silicon Valley Bank, Minim, Inc. and Zoom Connectivity, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 1, 2021	MINIM, INC.

		By:	/s/ Sean Doherty
		Name:	Sean Doherty
		Title:	Chief Financial Officer